Management Presentation November 2012 Exhibit 99.2

Disclaimer
This presentation contains, and XPO Logistics, Inc. (the “Company”) may from time to time make, written or oral “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange
Act of 1934, as amended. All statements, other than statements of historical facts, made in this presentation that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the
Company’s business and operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,”
“believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that could adversely affect actual results and performance include, among others, economic conditions generally; competition; the Company’s ability to find suitable acquisition candidates and execute its acquisition strategy; the Company’s ability to raise capital; the Company’s ability to attract and retain key employees to execute its growth strategy; the Company’s ability to develop and implement a suitable information technology system; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; litigation; and governmental regulation. Additional factors that could cause actual results to differ materially from those projected in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2011, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). This presentation should be read in conjunction with the Company’s filings with the SEC, which are available to the public over the Internet at
www.sec.gov and the Company’s website www.xpologistics.com. All forward-looking statements made in this presentation speak only as of the date of this presentation. All forward-looking statements made in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The
Company assumes no obligation to update any such forward-looking statements.

The XPO Growth Strategy
Build a multi-billion dollar, non-asset based, third party
logistics business
Primary focus on truck brokerage
Execute selective acquisitions and cold-starts
Scale up operations company-wide
Apply best practices with highly skilled management team
Disciplined focus on creating shareholder value

Founded and led four highly successful companies
Amerex Oil Associates:
Built one of world’s largest oil brokerage firms
Hamilton Resources:
Grew global oil trading company to ~$1 billion
United Waste:
Created fifth largest solid waste business in North America
United Rentals:
Built world’s largest equipment rental company
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
CEO Bradley S. Jacobs

A Large Market Opportunity
Sources: American Trucking Association, Armstrong & Associates, EVE Partners LLC
Worldwide logistics: >$3 trillion
U.S. logistics: >$1 trillion
U.S. trucking: ~$350 billion
U.S. truck brokerage ~$50 billion

Long-term outsourcing trend
Brokers add efficiency to both shippers and carriers
– Shippers gain access to thousands of carriers
– Carriers gain access to millions of loads
85% of shipments are not presently handled by brokers
$300 billion untapped opportunity
Sources: American Trucking Association, Armstrong & Associates
15% penetration is likely to increase
Truck Brokerage Growing at 2x to 3x GDP

More than 10,000 licensed brokers in the U.S.
Only about 25 brokers with more than $200 million in revenue
Large potential acquisition universe
Lack of working capital can motivate sellers
Brokerage Is a Highly Fragmented Market
Sources: Armstrong & Associates

Capitalize on attractive acquisition universe
– Focus primarily on truck brokers
Rapidly scale acquired companies
– Provide access to centralized carrier capacity in Charlotte
– Move onto technology platform
– Aggressively expand sales force
Benefit from added carriers, customers and lane histories with each acquisition
Acquisition and Optimization Strategy

28-year-old business, acquired in October 2012
Operations in Gainesville (Georgia), Reno, Chicago and Dallas
$124 million in annual brokerage revenue
Highly scalable
– Talented management team
– Well-positioned geographically for hiring salespeople
– Strong customer and carrier relationships
– Attractive end markets
Acquired Turbo Logistics

20-year-old business, acquired in August 2012
Highly scalable operations in Toronto, Montreal, Vancouver
and Cleveland
$100 million in annual brokerage revenue
Strong base of over 1,000 customers
Significant synergies with XPO
Acquired Kelron Logistics

32-year-old business, acquired in May 2012
Operations in South Carolina, North Carolina, Texas and Florida
$22 million in annual brokerage revenue
Highly scalable; plan to triple in size
Completed integration in 90 days
Acquired Continental Freight Services

Truck brokerage cold-start plan ahead of schedule
– Q4 2011: Phoenix
– Q2 2012: Ann Arbor and Dallas
– Q3 2012: Chicago, Jacksonville, Montgomery and
Tri-State (Morris County, NJ)
– Q4 2012: Charlotte
Led by industry veterans with strong track records
Open additional locations over the next several years
South Bend operation – good example of cold-start opportunity
Cold-starts Are High Return Opportunities

Provides carrier procurement and shared services
Expand carrier procurement team to 100 people by December
Cover freight more efficiently
Enable sales offices to focus on new business
National Operations Center in Charlotte

Differentiate XPO through superior technology
Purchase transportation more efficiently as data pool grows
Rolled out first phase of platform in March 2012
Added pricing tools in July 2012
Currently beta testing enhanced pricing and truck-finding tools
Scalable Technology Platform
Source: Company data

Highly Skilled Management Team
Partial list below
NCR, Avery Dennison, Arrow Electronics
AutoNation, Skadden Arps
Oakleaf Waste Management
Echo Global Logistics
Union Pacific, Odyssey Logistics
United Rentals, United Waste
Compass Group
Goldman Sachs, UBS, JPMorgan Chase
C.H. Robinson, Knight Brokerage
Stifel Nicolaus, Alex. Brown
C.H. Robinson, American Backhaulers
Sean Fernandez
Chief Operating Officer
Gordon Devens
General Counsel
Mario Harik
Chief Information Officer
David Rowe
Chief Technology Officer
Lou Amo
VP, Carrier Procurement
Troy Cooper
SVP, Finance
John Tuomala
VP, Talent Management
Scott Malat
Chief Strategy Officer
Greg Ritter
SVP, Brokerage Operations
John Hardig
Chief Financial Officer
Marie Fields
Director of Training
The full management team can be found on www.xpologistics.com

Freight
Forwarding
Optimize Existing Operations
Non-asset based
premium freight
brokerage services
Truck
Brokerage
Expedited
Transportation
Non-asset based
expedited service
provider through
Express-1, Inc.
Non-asset based ground,
air and ocean freight
forwarding service
through Concert Group
Logistics, Inc.

Top 5 provider of domestic expedite
Grow business in attractive sectors
– Cross-border Mexico
– Temperature-controlled
– Defense
Opened new hub in Birmingham in August 2012
– Positioned for shift in manufacturing to the southeast
Synergies with Turbo Division
Expedited Transportation
Source: Company data

Currently a $65 million player in a $150 billion market
Significant opportunity to grow market share
Added locations in Los Angeles, Houston, Kansas City,
Charlotte, Atlanta and Newark in 2012
– Currently 28 locations
Plan to build footprint to 35 locations over two years
Freight Forwarding
Source: Company data

19 Financial Overview

2011 revenue: $177 million
Approaching a $500 million annual revenue run rate
Approximately $265 million cash as of October 31, 2012
Marketing new accounts receivable facility
Key Financial Statistics

Equity ownership aligns management team with shareholders
Management and directors own 54% of the company
(1)
Incentivized Management
Common Stock Equivalent Capitalization (as of 9/30/12)
Common Shares 17.9 million
Preferred Shares 10.7 million
Warrants (Strike Price $7 per share) 10.7 million (5.5 million dilutive)
(2)
Convertible senior notes 8.7 million shares
(3)
Stock options and RSUs 0.6 million shares dilutive
(4)
Fully Diluted Shares Outstanding 43.4 million shares
(1) Based on SEC beneficial ownership calculation
(2) Dilutive effect of warrants calculated using treasury method (avg. market close price of $14.43 for Q3 2012); total warrant proceeds of $75 million
(3) Assumes conversion in full of $143.75 million in aggregate principal amount of convertible senior notes issued in September and October 2012
(4) Dilutive effect of Q3 2012 weighted average outstanding RSUs and stock options calculated using treasury method (avg. market close price of $14.43 for Q3 2012)

Conclusion

Large, growing, fragmented industry
Significant potential for value creation through cold-starts
Strong pipeline of acquisition targets
Resources to scale up acquired and existing operations
Highly experienced management team aligned with
shareholder interests
Summary of Opportunities